HERITAGE CASH TRUST

                                MONEY MARKET FUND
                           MUNICIPAL MONEY MARKET FUND
                       STATEMENT OF ADDITIONAL INFORMATION

        This Statement of Additional Information ("SAI") dated January 2, 2001 should be read with the Prospectus of Heritage Cash Trust-Money Market and Municipal Money Market Funds, dated January 2, 2001. This SAI is not a prospectus itself. To receive a copy of the Prospectus, write to Heritage Asset Management, Inc. at the address below or call (800) 421-4184.

                         Heritage Asset Management, Inc.
                             880 Carillon Parkway
                          St. Petersburg, Florida 33716

                                TABLE OF CONTENTS

                                      Page

GENERAL INFORMATION....1
INVESTMENT INFORMATION.1
        Investment Policies Strategies and Risks...1
INVESTMENT LIMITATIONS.8
NET ASSET VALUE11
CALCULATING YIELDS....13
INVESTING IN THE FUNDS14
INVESTMENT PROGRAMS...16
        Systematic Investment Options......16
        Retirement Plans.....17
REDEEMING SHARES......18
        Systematic Withdrawal Plan..18
        Telephone Transactions......18
        Redemptions in Kind..19
        Receiving Payment....19
        Application of CDSC..20
EXCHANGE PRIVILEGE....21
CONVERSION OF CLASS B SHARES.21
TAXES...22
SHAREHOLDER INFORMATION......24
TRUST INFORMATION.....24
        Management of the Trust.....24
        Five Percent Shareholders...27
        Investment Adviser and Administrator; Subadviser.28
        Portfolio Transactions......30
        Distribution of Shares......30
        Administration of the Funds.32
        Potential Liability..32
APPENDIX......A-1
REPORTS OF THE INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS & FINANCIAL
  STATEMENTS..A-5

GENERAL INFORMATION
-------------------

        Heritage Cash Trust (the "Trust") was established as a Massachusetts business trust under a Declaration of Trust dated June 21, 1985. The Trust is registered as an open-end diversified management investment company under the Investment Company Act of 1940 ("1940 Act"). The Trust currently consists of two separate investment portfolios: the Money Market Fund and the Municipal Money Market Fund (the "Municipal Fund") (each a "fund" and collectively the "funds"). The Money Market Fund offers three classes of shares: Class A shares that are not subject to a front-end sales charge ("Class A shares"), Class B shares offered subject to a contingent deferred sales charge ("CDSC") on redemptions made within six years of the holding period ("Class B shares"), and Class C shares offered subject to a CDSC on redemptions made in less than 1 year of the holding period ("Class C shares"). Class B shares automatically convert to Class A shares after a certain holding period. The Municipal Fund offers Class A shares only. Each fund's shares may be acquired by direct purchase or through exchange of shares of the corresponding class of other Heritage mutual funds for which Heritage Asset Management, Inc. (the "Manager") serves as adviser or administrator ("Heritage Mutual Funds").

INVESTMENT INFORMATION
----------------------

        INVESTMENT POLICIES, STRATEGIES AND RISKS
        -----------------------------------------

        MONEY MARKET FUND AND MUNICIPAL FUND
        ------------------------------------

        The following discussion of the securities and money market instruments relates to both funds.

        BANKERS' ACCEPTANCES. Bankers' acceptances are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset, or it may be sold in the secondary market at the going rate of interest for a specified maturity. Maturities on bankers' acceptances that are eligible for purchase at times extend to nine months, but more commonly range from 30 to 180 days.

        The Money Market Fund may purchase bankers' acceptances of domestic banks and savings and loans that have assets of at least $1 billion and capital, surplus and undivided profits of over $100 million as of the close of their most recent fiscal year. The Municipal Fund may purchase high quality bankers' acceptances.

        COMMERCIAL PAPER.
        ----------------

        GENERAL. Commercial paper includes notes, drafts or similar instruments payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace or any renewal thereof.

        The Money Market Fund may invest in commercial paper, including U.S. dollar-denominated commercial paper of foreign issuers provided the paper is rated in the highest rating category ("First Tier Securities") by at least two nationally recognized statistical rating organizations (or by one if only one rating is assigned) and in unrated securities determined by the Trust's Board of Trustees ("Board") or, pursuant to authority delegated by the Board, by the Manager, to be of comparable quality. The fund also may invest up to 5% of its assets in securities receiving the second highest rating ("Second Tier Securities") or in unrated securities determined to be of comparable quality. The Municipal Fund may invest in prime commercial paper. See the Appendix for a description of commercial paper ratings.

        SECTION 4(2) COMMERCIAL PAPER AND RULE 144A. Section 4(2) commercial paper is commercial paper that can be purchased and sold without registration in transactions not involving a public offering pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act"). Investments in Section 4(2) commercial paper will be subject to the funds' nonfundamental 10% limitation on investments in illiquid securities, unless the Section 4(2) commercial paper can be sold to qualified institutional buyers under Rule 144A of the 1933 Act. As permitted by Rule 144A, the Board has adopted guidelines and delegated the daily function of determining and monitoring the liquidity of securities so purchased. Because it is not possible to predict with assurance how the Rule 144A market will develop, the Board will monitor the funds' investments in Rule 144A securities, focusing on such factors as liquidity and availability of information.

        CERTIFICATES OF DEPOSIT ("CDS"). The Federal Deposit Insurance Corporation (the "FDIC") is an agency of the U.S. Government that insures the deposits of certain banks and savings and loan associations up to $100,000 per deposit. The interest on such deposits may not be insured if this limit is exceeded. Current federal regulations also permit such institutions to issue insured negotiable CDs in amounts of $100,000 or more, without regard to the interest rate ceilings on other deposits. To remain fully insured, these investments must be limited to $100,000 per insured bank or savings and loan association.

        The Money Market Fund may invest in CDs (along with demand deposits, time deposits and savings shares) under the same conditions as relate to banker's acceptances. The Municipal Fund may invest in high quality CDs.

        FOREIGN BANK INVESTMENTS. Investments in foreign bank instruments, including instruments of foreign branches of domestic banks, present certain additional risks. These risks include the impact of future political and economic developments, the possible entanglement of exchange controls and/or the adoption of other governmental restrictions that might affect adversely the payment of principal and interest on such instruments. Further, there may be less publicly available information about a foreign bank than about a domestic bank.

        REPURCHASE AGREEMENTS. Repurchase agreements are transactions in which a fund purchases securities and simultaneously commits to resell the securities to the original seller at an agreed upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. A fund may enter into repurchase agreements with domestic commercial banks and with registered broker-dealers who are members of a national securities exchange or market makers in U.S. Government securities and who, in the opinion of the Manager or Alliance Capital Management L.P. (the "Subadviser"), present minimal credit risks in accordance with guidelines established by the Board of Trustees. A fund's repurchase agreements will require that the underlying security at all times have a value at least equal to the resale price. If the seller of a repurchase agreement defaults, a fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale are less than the resale price provided in the agreement. In addition, even though the Federal Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in insolvency proceedings, a fund may incur delays and costs in selling the underlying security or may suffer a loss if the fund is treated as an unsecured creditor and is required to return the underlying security to the seller.

        REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are transactions with the same parties with whom it may enter into repurchase agreements in which a fund borrows by selling securities and agreeing to repurchase them at a mutually agreed upon price. When the fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing liquid high-grade securities, marked to market daily, having a value not less than the repurchase price (including accrued interest). Reverse repurchase agreements involve the risk that the market value of securities retained in lieu of sale by the fund may decline below the price of the securities the fund has sold but is obliged to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the fund's obligation to repurchase the securities, and the fund's use of the proceeds of the reverse repurchase agreement effectively may be restricted pending such decisions. Reverse repurchase agreements create leverage, a speculative factor, and will be considered borrowings for the purpose of the funds' limitations on borrowing.

        SECURITIES LOANS. Securities loans are made to broker-dealers or other financial institutions pursuant to agreements requiring that loans be secured continuously by collateral in cash or short-term debt obligations, marked to market daily, in an amount at least equal at all times to the value of the securities loaned plus accrued interest and dividends. The borrower pays a fund an amount equal to any dividends or interest received on the securities loaned. The fund retains all or a portion of the interest received on investments of the cash collateral or receives a fee from the borrower. The fund may call such loans in order to sell the securities involved. In the event that a fund reinvests cash collateral, it is subject to the risk that both the reinvested collateral and the loaned securities will decline in value. In addition, in such event, it is possible that the securities loan may not be collateralized fully.

        U.S. GOVERNMENT SECURITIES. U.S. Government securities include Treasury bills, notes and bonds, Federal Home Loan Bank obligations, Federal Intermediate Credit Bank obligations, U.S. Government agency obligations and repurchase agreements secured thereby. U.S. Government securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities, supported by the issuer's right to borrow from the U.S. Treasury or supported by the issuer's credit.

        WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS. These transactions are made to secure what the Manager or, for the Municipal Fund, the Subadviser, considers to be advantageous prices or yields. Settlement dates may be a month or more after entering into these transactions, and market values of the securities purchased may vary from the purchase prices. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the funds, such as cash, U.S. Government securities or other liquid high-grade debt obligations, which will be marked to market daily, sufficient to make payment for the securities to be purchased, will be segregated by the funds' custodian on the funds' records at the trade date and maintained until the transaction settles. In when-issued and delayed-delivery transactions, a fund relies on the seller to complete the transaction. The seller's failure to perform may cause a fund to miss a price or yield considered to be advantageous.

        The funds may purchase short-term U.S. Government obligations on a when-issued or delayed-delivery basis but only for the purpose of acquiring portfolio securities consistent with their investment objectives and policies, and not for investment leverage. The Money Market Fund may purchase obligations on this basis without limit. The Municipal Fund may commit up to 15% of its net assets to the purchase of when-issued securities.

        MONEY MARKET FUND
        -----------------

        The following discussion applies only to investments by the Money Market Fund.

        ASSET-BACKED SECURITIES. Asset-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (credit card) agreements. These assets are securitized through the use of trusts and special purpose corporations. Credit enhancements, such as various forms of cash collateral accounts or letters of credit, may support payments of principal and interest on asset-backed securities. Asset-backed securities are subject to the risk of prepayment and the risk that recovery on repossessed collateral might be unavailable or inadequate to support payments.

        EURODOLLAR AND YANKEE CERTIFICATES. Domestic and foreign Eurodollar certificates are CDs, time deposits and bankers' acceptances issued by foreign branches of domestic banks and foreign banks, respectively. Yankee certificates are CDs, time deposits and bankers' acceptances issued by domestic branches of foreign banks. As a result of federal and state laws and regulations, domestic branches of domestic banks generally are, among other things, required to maintain specified levels of reserves and are subject to other supervision and regulation designed to promote financial soundness.

        Domestic and foreign Eurodollar certificates may be general obligations of the parent bank in addition to the issuing branch or may be limited by the terms of a specific obligation and governmental regulation. Such obligations may be subject to different risks than are those of domestic banks or domestic branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may affect adversely payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or a foreign bank than a domestic bank.

        Yankee certificates may be general obligations of the parent bank in addition to the issuing branch or may be limited by the terms of a specific obligation and by federal and state regulation as well as governmental action in the country in which the foreign bank has its head office. The deposits of state-licensed domestic branches of foreign banks may not necessarily be insured by the FDIC.

        In view of the foregoing factors associated with the purchase of domestic and foreign Eurodollar and Yankee certificates, the fund will evaluate carefully such investments on a case-by-case basis. The fund, however, may only purchase domestic Eurodollar certificates if the issuing bank has assets of at least $1 billion and capital, surplus and undivided profits of over $100 million as of its most recent fiscal year, and foreign Eurodollar certificates or Yankee certificates if the issuing bank has assets that are the equivalent of at least $2 billion as of the close of its most recent fiscal year.

        GNMA CERTIFICATES. GNMA certificates are securities issued by the Government National Mortgage Association ("GNMA"), a wholly owned U.S. Government corporation that guarantees the timely payment of principal and interest. The market value and interest yield of these instruments can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans. The scheduled monthly interest and principal payments relating to mortgages in the pool will be "passed through" to investors. GNMA securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, the fund will receive monthly scheduled payments of principal and interest and may receive unscheduled principal payments representing prepayments on the underlying mortgages. Although GNMA securities may offer yields higher than those available from other types of U.S. Government securities, GNMA securities may be less effective than other types of securities as a means of "locking in" attractive long-term rates because prepayment proceeds will be invested at prevailing interest rates, which may be lower than the GNMA securities on which the prepayments were made.

        INVESTMENT COMPANIES. The fund may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of the 1940 Act. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a fund becomes a shareholder of that investment company. As a result, a fund's shareholders indirectly bear the fund's proportionate share of the fees and expenses paid by the shareholders of the other investment company, in addition to the fees and expenses fund shareholders directly bear in connection with the fund's own operations.

        VARIABLE RATE DEMAND NOTES. Variable rate demand notes are short-term debt obligations whose interest rates are adjusted at periodic intervals or whenever there is a change in the market rate to which the security's interest is tied. The fund may invest in these notes under the same conditions as relate to commercial paper.

        INDUSTRY CLASSIFICATIONS. For purposes of determining industry classifications, the fund relies upon classifications established by the Manager that are based upon classifications contained in the Directory of Companies Filing Annual Reports with the Securities and Exchange Commission ("SEC") and in the Standard & Poor's Corporation Industry Classifications.

        MUNICIPAL FUND
        --------------

        The following discussion applies only to investments by the Municipal Fund.

        ALTERNATIVE MINIMUM TAX. AMT-Subject Bonds are tax-exempt municipal securities the interest on which is an item of tax preference for purposes of the Federal alternative minimum tax ("AMT"). Such bonds have provided, and may continue to provide, somewhat higher yields than other comparable municipal securities. AMT-Subject Bonds generally are limited obligations of the issuer, supported only by payments from private business entities that use the facilities financed by the bonds (and the pledge, if any, of the real and personal property so financed as security for such payment) and not by the full faith and credit or taxing power of the state or any governmental subdivision. The fund may invest without limit in AMT-Subject Bonds. It is not possible to provide specific details on each of these obligations in which the fund's assets may be invested.

        MUNICIPAL SECURITIES. Municipal securities include municipal notes, such as tax anticipation and revenue bonds which generally have maturities of one year or less, and short-term municipal bonds. Municipal notes are usually issued in anticipation of various seasonal revenues, bond anticipation notes and tax-exempt commercial paper. Short-term municipal bonds such as general obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for payment of principal and interest, and revenue bonds, which generally are paid from the revenues of a particular facility or a specific excise or other source.

        The yields on municipal securities are dependent on a variety of factors, including the general condition of the money, municipal bond and municipal note markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Municipal securities with longer maturities tend to produce higher yields and generally are subject to greater price movements than obligations with shorter maturities. An increase in interest rates generally will reduce the market value of portfolio investments and a decline in interest rates generally will increase the value of portfolio investments. The fund normally invests at least 80% of its net assets in municipal securities, and all municipal securities purchased by the fund will be rated within the two highest quality ratings of Moody's Investors Service, Inc. ("Moody's") and Standard and Poor's ("S&P"), or if unrated, judged by the Board or, pursuant to authority delegated by the Board, by the Subadviser to be of comparable quality, and meet credit standards applied by the Subadviser. See the Appendix for a description of securities ratings.

        The achievement of the fund's objectives is dependent in part on the continuing ability of the issuers of municipal securities in which the fund invests to meet their obligations for the payment of principal and interest when due. Municipal securities have not been subject to registration with the SEC, although there have been proposals that would require registration in the future. The fund generally will hold securities to maturity rather than follow a practice of trading. However, the fund may seek to improve portfolio income by selling certain portfolio securities prior to maturity in order to take advantage of yield disparities that occur in securities markets. Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress or state legislatures or referenda extending the time for payment of principal and/or interest or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There also is the possibility that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal of and interest on its municipal securities may be materially affected. The income generated by the fund's investments in municipal securities may not be tax exempt in its entirety in certain jurisdictions.

        STANDBY COMMITMENTS. Standby commitments are municipal securities combined with the right to resell them to the seller at an agreed-upon price or yield within specified periods prior to their maturity dates. The right to resell and the aggregate price for securities with a standby commitment may be higher than the price that otherwise would be paid. The primary purpose of this practice is to permit the fund to be as fully invested as practicable in municipal securities while preserving the necessary flexibility and liquidity to meet unanticipated redemptions. In this regard, the fund acquires standby commitments solely to facilitate portfolio liquidity and does not exercise its rights thereunder for trading purposes. Because the value of a standby commitment is dependent on the ability of the standby commitment writer to meet its obligation to repurchase, the fund will enter into standby commitment transactions only with municipal securities dealers that are determined by the Subadviser to present minimal credit risks. The acquisition of a standby commitment does not affect the valuation or maturity of the underlying municipal securities that continue to be valued in accordance with the amortized cost method. Standby commitments are valued by the fund at zero in determining net asset value. If the fund pays directly or indirectly for a standby commitment, its cost is reflected as unrealized depreciation for the period during which the commitment is held. Standby commitments do not affect the average weighted maturity of the fund's investment portfolio of securities. The fund does not expect to invest more than 5% of its net assets in standby commitments.

        TAXABLE SECURITIES. The fund may elect to invest up to 20% of its total assets in taxable money market securities when such action is deemed to be in the best interests of shareholders. Such taxable money market securities are limited to remaining maturities of 397 days or less at the time of investment, and the fund's municipal and taxable securities are maintained at a dollar-weighted average of 90 days or less. Taxable money market securities purchased by the fund are limited to: marketable obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities; repurchase agreements involving such securities; CDs, banker's acceptances and interest-bearing savings deposits of banks having total assets of more than $1 billion and that are members of the FDIC; and commercial paper of prime quality rated A-1 or higher by S&P or Prime-1 by Moody's or, if not rated, deemed by the Board or, pursuant to authority delegated by the Board, by the Subadviser to be of equal quality.

        VARIABLE RATE OBLIGATIONS. These obligations are municipal securities that offer a variable and fluctuating interest rate based upon changes in market rates. The interest rate payable on a variable rate municipal security is adjusted either at pre-designated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. Other features may include the right of the purchaser to demand prepayment of the principal amount of the obligation prior to its stated maturity and the right of the issuer to prepay the principal amount prior to maturity. The main benefit of a variable rate municipal security is that the interest rate adjustment minimizes changes in the market value of the obligation. As a result, the purchase of variable rate municipal securities can enhance the ability of the purchaser to maintain a stable net asset value per share and to sell an obligation prior to maturity at a price approximating the full principal amount. Variable rate securities may include participation interests in industrial development bonds backed by letters of credit of FDIC member banks having total assets of more than $1 billion. The letters of credit of any single bank will not apply to variable rate obligations constituting more than 10% of the fund's total assets. Because the fund invests in securities backed by banks, changes in the credit quality of these banks could cause losses to the fund and affect its share price.

        The payment of principal and interest by issuers of certain municipal securities may be guaranteed by letters of credit or other credit facilities offered by banks or other financial institutions. Such guarantees will be considered in determining whether a municipal security meets the fund's investment quality requirements. Variable rate obligations purchased by the fund may include participation interests in variable rate industrial development bonds that are backed by irrevocable letters of credit or guarantees of banks that meet the criteria for banks described above in "Taxable Securities."

        Purchase of a participation interest gives the fund an undivided interest in certain such bonds. The fund can exercise the right, on not more than 30 days' notice, to sell such an instrument back to the bank from which it purchased the instrument and draw on the letter of credit for all or any part of the principal amount of its participation interest in the instrument, plus accrued interest, but will do so only (1) as required to provide liquidity, (2) to maintain a high quality investment portfolio or (3) upon a default under the terms of the demand instrument. Banks retain portions of the interest paid on such variable rate industrial development bonds as their fees for servicing such instruments and the issuance of related letters of credit and repurchase commitments. The fund will not purchase participation interests in variable rate industrial development bonds unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned from the bonds in which it holds participation interests is exempt from Federal income tax. The Subadviser will monitor the pricing, quality and liquidity of variable rate demand obligations and participation interests therein held by the fund on the basis of published financial information, rating agency reports and other research services to which the Subadviser may subscribe.

INVESTMENT LIMITATIONS
----------------------

        FUNDAMENTAL POLICIES
        --------------------

        In addition to the limits disclosed in "Investment Policies, Strategies and Risks" above and the investment limitations described in the Prospectus, the funds are subject to the following investment limitations, which are fundamental policies of the funds and may not be changed without the vote of a majority of the outstanding voting securities of the funds. Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of a fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund or
(2) 67% or more of the shares present at a shareholders meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

        MONEY MARKET FUND AND MUNICIPAL FUND
        ------------------------------------

        The following discussion relates to the fundamental policies of both funds.

               INVESTING IN COMMODITIES, MINERALS OR REAL ESTATE. The funds may not invest in commodities, commodity contracts, oil, gas or other mineral programs or real estate, except that each may purchase money market instruments issued by companies that invest in or sponsor such interests.

        UNDERWRITING. The funds may not engage in the underwriting of money market instruments issued by others except as a fund may be deemed to be an underwriter under the 1933 Act in connection with the purchase and sale of portfolio securities.

        LOANS. The funds may not engage in lending activities. However, this policy does not apply to securities lending and repurchase agreements. The Money Market Fund may not make secured loans of its portfolio securities amounting to more than 25% of its total assets.

        BORROWING MONEY. The funds may not borrow money except as a temporary measure for extraordinary or emergency purposes. A fund may enter into reverse repurchase agreements and otherwise borrow up to one-third of the value of its total assets, including the amount borrowed, in order to meet redemption requests without immediately selling portfolio instruments. This latter practice is not for investment leverage but solely to facilitate management of the portfolio by enabling a fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. However, a fund may not purchase additional portfolio investments once borrowed funds exceed 5% of total assets. When effecting reverse repurchase agreements, fund assets in an amount sufficient to make payment for the obligations to be purchased will be segregated by the borrowing fund's custodian and on the fund's records upon execution of the trade and maintained until the transaction has been settled. During the period any reverse repurchase agreements are outstanding, to the extent necessary to assure completion of the reverse repurchase agreements, a fund will restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreements. Interest paid on borrowed funds will not be available for investment. Each fund will liquidate any such borrowings as soon as possible and may not purchase any portfolio instruments while any borrowings are outstanding.

        MONEY MARKET FUND
        -----------------

        The following discussion relates to the fundamental policies of the Money Market Fund.

        DIVERSIFICATION. The fund may not invest more than 5% of its total assets in First Tier Securities of any one issuer other than the U.S. Government, its agencies and instrumentalities; however, the fund may invest more than 5% of its total assets in First Tier Securities of a single issuer for a period of up to three business days after the purchase thereof provided that the fund may not make more than one investment in accordance with the foregoing provision at any time. The fund may not invest more than (1) the greater of 1% of its total assets or $1 million in securities issued by any single issuer of Second Tier Securities; and (2) 5% of its total assets in Second Tier Securities. The fund also may not purchase more than 10% of any class of securities of any issuer. All debt securities of an issuer are considered as one class.

        ILLIQUID SECURITIES. The fund may not commit more than 10% of its net assets to illiquid obligations, including repurchase agreements with maturities longer than seven days, certain time deposits and securities that are restricted as to disposition under the Federal securities laws.

        CONCENTRATION. The fund will not purchase money market instruments if as a result of such purchase more than 25% of the value of its net assets would be invested in any one industry. However, the fund may invest up to 100% of its assets in domestic bank obligations and obligations of the U.S. Government, its agencies and instrumentalities, provided that it may not invest more than 25% of its net assets in (1) domestic Eurodollar certificates, unless the domestic parent would be unconditionally liable if its foreign branch failed to make payments on such instruments, and (2) Yankee certificates, unless the branch issuing such instrument is subject to the same regulation as U.S. banks.

        ISSUING SENIOR SECURITIES. The fund may not issue senior securities, except as permitted by the investment objective, policies and investment limitations of the fund.

        MUNICIPAL FUND
        --------------
        The following discussion relates to the fundamental policies of the Municipal Fund.

               DIVERSIFICATION. The fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in money market instruments of any one issuer other than the U.S. Government, its agencies or instrumentalities. The fund may not purchase more than 10% of any class of voting securities of any issuer except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

               ILLIQUID SECURITIES. The fund may not commit more than 15% of its net assets to illiquid obligations, including repurchase agreements with maturities longer than seven days, certain time deposits, and securities that are restricted as to disposition under the Federal securities law. However, as a matter of nonfundamental investment policy, the fund will not commit more than 10% of its net assets to such illiquid securities.

               CONCENTRATION.  The fund will not  purchase  instruments  if as a result of such purchase more than 25% of the value of its net assets would be invested in any one industry, provided that for purposes of this policy (1) there is no limitation with respect to tax-exempt municipal securities (including industrial development bonds), securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, certificates of deposit, banker's acceptances and interest-bearing savings deposits issued by domestic banks and (2) consumer finance companies, industrial finance companies, and gas, electric, water and telephone utility companies are each considered to be separate industries. For purposes of this restriction, the fund will regard the entity that has the primary responsibility for making payment of principal and interest as the issuer.

               ISSUING SENIOR SECURITIES. The fund may not issue senior securities. However, this policy does not apply to investment policies otherwise permitted by the fund, such as making securities loans, borrowing money and engaging in repurchase agreements and reverse repurchase agreements.

        NONFUNDAMENTAL POLICIES
        -----------------------

        The funds have adopted the following additional restrictions that, together with certain limits described in the funds' prospectus, are nonfundamental policies and may be changed by the Board without shareholder approval in compliance with applicable law, regulation or regulatory policy.

               SELLING SHORT AND BUYING ON MARGIN. The funds may not sell any money market instruments short or purchase any money market instruments on margin, but may obtain such short-term credits as may be necessary for clearance of purchases and sales of money market instruments.

               INVESTING IN NEW ISSUERS. Neither fund may invest more than 5% of its total assets in securities of issuers that have records of less than three years of continuous operation.

               DEALING IN PUTS AND CALLS. The funds may not invest in puts, calls, straddles, spreads or any combination thereof.

               PLEDGING SECURITIES. The funds may not pledge any securities except to secure permitted borrowings, and then only in amounts not to exceed 10% of a fund's total assets.

               Except with respect to borrowing money, if a percentage limitation is adhered to at the time of the investment, a later increase or decrease in the percentage resulting from any change in value of net assets will not result in a violation of such restriction.

NET ASSET VALUE
---------------

        The net asset value per share for each class of the Money Market Fund and for a Class A share of the Municipal Fund is determined daily as of the close of regular trading on the New York Stock Exchange (the "Exchange") immediately after the daily declaration of dividends, each day the Exchange is open for business. The Exchange normally is open for business Monday through Friday except the following holidays: New Year's Day, Martin Luther King's Birthday, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

        The funds are open for business on days on which the Exchange is open (each a "Business Day"). Each fund determines its net investment income for dividend purposes once each Business Day immediately prior to the determination of its net asset value. Each determination of net investment income includes all accrued interest on portfolio investments of the fund, less all accrued expenses of the fund. (A fund will not have unrealized gains or losses so long as it values its instruments by the amortized cost method.) Realized gains and losses are reflected in a fund's net asset value and are not included in net investment income. All of a fund's net investment income is declared as dividends daily.

        Each fund will seek to stabilize the net asset value per share of its class(es) at $1.00 by use of the amortized cost method of valuation, which the Board has determined is the best method for determining the value of portfolio instruments. Under this method, portfolio instruments are valued at the acquisition cost as adjusted for amortization of premiums or accumulation of discounts rather than at current market value. The Board periodically assesses the continued use of this valuation method and, if necessary, will consider valuing fund assets at their fair value as determined in good faith by the Board.

        A fund's use of the amortized cost method of valuing portfolio instruments depends on its compliance with Rule 2a-7 under the 1940 Act ("Rule 2a-7"). Rule 2a-7 requires the Board to establish procedures reasonably designed to stabilize the net asset value per share as computed for purposes of distribution and redemption. The Board's procedures include monitoring the relationship between the amortized cost value per share and a net asset value per share based upon available indications of market value. The Board will decide what, if any, steps should be taken if there is a difference of more than
 .5% between the two methods. The Board will take any steps they consider appropriate (such as redemption in kind or shortening the average portfolio maturity) to minimize any material dilution or other unfair results arising from differences between the two methods of determining net asset value.

        Rule 2a-7 requires that a fund limit its investments to instruments that, in the opinion of the Board, present minimal credit risk and are of high quality as determined by any major rating agency. If the instruments are not rated, the Board must determine that they are of comparable quality. The Rule also requires a fund to maintain a dollar-weighted average portfolio maturity (not more than 90 days) appropriate to the objective of maintaining a stable net asset value. In addition, no instrument with a remaining maturity of more than 397 days can be purchased by a fund. For these purposes, each fund treats variable rate securities as maturing on the date of their next scheduled rate adjustment and instruments purchased subject to repurchase agreements as maturing as of the date that the repurchase is to be made. Should the disposition of a portfolio security result in a fund's dollar-weighted average portfolio maturity of more than 90 days, the fund will invest its available cash to reduce the average maturity to 90 days or less as soon as possible.

        It is the funds' usual practice to hold portfolio securities to maturity and realize the instruments' stated full value, unless the Manager or, in the case of the Municipal Fund, the Subadviser, determines that sale or other disposition is appropriate in light of a fund's investment objective. Under the amortized cost method of valuation, neither the amount of daily income nor the net asset value is affected by any unrealized appreciation or depreciation of the portfolio.

        In periods of declining interest rates, the indicated daily yield on shares of a fund, computed by dividing the annualized daily income on the fund's portfolio by the net asset value as computed above, may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on shares of a fund computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

        The Board may suspend the right of redemption or postpone payment for more than seven days at times (1) during which the Exchange is closed other than for the customary weekend and holiday closings, (2) during which trading on the Exchange is restricted as determined by the SEC, (3) during which an emergency exists as a result of which disposal by the funds of securities owned by them is not reasonably practicable or it is not reasonably practicable for the funds fairly to determine the value of their net assets or (4) for such other periods as the SEC may by order permit for the protection of the holders of Class A shares, Class B shares and Class C shares.

CALCULATING YIELDS
------------------

        From time to time the funds may advertise "yield" and "effective yield." The Money Market Fund's yield is computed separately for Class A shares, Class B shares and Class C shares. Yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of a fund refers to the investment income in the fund over a seven-day period that is then "annualized." The "effective yield" is calculated similarly but, when annualized, the investment income earned is assumed to be reinvested. Also, the Municipal Fund may advertise its "tax-equivalent yield." The "tax equivalent yield" represents the taxable yield a shareholder would have to earn before Federal income tax to equal the fund's tax-free yield.

        Each class of a fund computes its current and effective yield quotations and Class A shares of the Municipal Fund calculate their tax-equivalent yield using standardized methods required by the SEC. A fund's current yield is based on a recently ended seven-day period, computed by determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing account having a balance of one share of such class at the beginning of the period, subtracting a hypothetical charge reflecting deductions from that shareholder account, dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base return by (365/7), with the resulting yield figure carried to at least the nearest hundredth of one percent. A fund's effective yield, which will be slightly higher, is based on the same seven-day period by compounding the base period and by adding 1, raising the sum to a power equal to (365/7), and subtracting 1 from the result, according to the following formula:

                      EFFECTIVE YIELD =[(BASE PERIOD RETURN + 1)365/7]-1

        For the seven-day period ended August 31, 2000, the Money Market Fund's current and effective yields for each share class were 5.92% and 6.10%, respectively.

        The Municipal Fund from time to time advertises its Class A tax-equivalent yield and tax-equivalent effective yield, also based on a recently ended seven-day period. These quotations are calculated by dividing that portion of the Municipal Fund's yield (or effective yield, as the case may be) that is tax-exempt by 1 minus a stated income tax rate and adding the product to that portion, if any, of the Municipal Fund's yield that is not tax-exempt, according to the following formula:

                    TAX EQUIVALENT YIELD =  E
                                          ---- +t
                                          1 p

where E = the portion of yield that is tax-exempt, p = stated income tax rate, and t = the portion of yield that is taxable.

        For the seven-day period ended August 31, 2000, the Class A shares of the Municipal Fund's current, effective and tax equivalent (assuming the maximum Federal income tax rate of 39.6%) yields were 3.62%, 3.69% and 5.99%, respectively.

        Yield may fluctuate daily and does not provide a basis for determining future yields. Because the yield of each class of a fund fluctuates, it cannot be compared with yields on savings accounts or other investment alternatives that provide an agreed-to or guaranteed fixed yield for a stated period of time.

However, yield information may be useful to an investor considering temporary investments in money market instruments. In comparing the yield of one money market fund to another, consideration should be given to each fund's investment policies, including the types of investments made, the average maturity of the portfolio securities and whether there are any special account charges that may reduce the yield.

        A fund's class performance data quoted in advertising and other sales communications ("Promotional Materials") represents past performance and is not intended to predict or indicate future results. The return on an investment in a class will fluctuate. In Promotional Materials, a class may compare its taxable and tax-equivalent yields with data published by Lipper Analytical Services, Inc. for money market funds ("Lipper"), CDA Investment Technologies, Inc. ("CDA"), IBC/Donoghue's Money Market Fund Report ("Donoghue"), Wiesenberger Investment Companies Service ("Wiesenberger"), or Investment Company Data Inc. ("ICD"). A fund also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper, CDA, Donoghue, Wiesenberger or ICD. Promotional Materials also may refer to discussions of the fund and comparative mutual fund data and ratings reported in independent periodicals, including The Wall Street Journal, Money Magazine, Forbes, Business Week, Financial World, Barron's, Fortune and The New York Times.

INVESTING IN THE FUNDS
----------------------

        Class A shares, Class B shares and Class C shares are sold at their next determined net asset value on Business Days. The procedures for purchasing shares of a fund are explained in the Prospectus under "How to Invest."

        For customers of Raymond James & Associates, Inc. ("RJA" or the "Distributor") or its affiliates, credit balances will be invested automatically. Credit balances arising from deposits made prior to the daily cashiering deadline (which varies according to branch location of the customer's account) will be credited to the brokerage account on the day of receipt. Deposits made after the daily cashiering deadline of the Distributor's office in which the deposit is made will be credited to the brokerage account on the next business day following the day of deposit.

        CHOOSING A CLASS OF SHARES. If you are investing in the Money Market Fund, you can choose from three classes of fund shares, Class A shares, Class B shares and Class C shares. The primary purpose for investing in Class B or Class C shares is to take advantage of the Money Market Fund exchange privilege into shares of another Heritage Mutual Fund. If you do not intend to exchange Money Market Fund shares for Class B or Class C shares of another Heritage Mutual Fund, then you should purchase Class A shares. If you do intend to exchange such shares, you should decide which class to choose carefully based on:

        o    the amount you wish to invest,
        o    the  different  sales  charges that apply to each share  class,
        o    whether you qualify for any reduction or waiver of sales  charges,
        o    the length of time you plan to keep the investment, and
        o    the class expenses.

        CLASS A SHARES. You may purchase Class A shares at net asset value with no initial sales charge when you purchase shares of the fund or a "contingent deferred" sales charge when you sell your shares. Class A shares are subject to ongoing Rule 12b-1 fees of up to 0.15% of their average daily net assets. These fees are the same for Class B and Class C shares.

        If you choose to invest in Class A shares, you will pay a sales charge only if you exchange your shares for Class A shares of another Heritage Mutual Fund. However, if the shares being exchanged were themselves acquired by the exchange of another Heritage Mutual Fund, then no initial sales charge would be imposed.

        For purchases of $1 million or more, Heritage may pay from its own resources to the Distributor, up to 1.00% of the purchase amount on the first $3 million and 0.80% on assets thereafter. In addition, Heritage will retain Rule 12b-1 fees for an 18-month period. However, if you redeem those shares within that period you may be subject to a 1% CDSC. The 18-month period is calculated based on the period of time Class A shares were held in another Heritage Mutual Fund; any time you held Class A Shares of the Money Market Fund will not be counted for purposes of calculating the CDSC. The CDSC imposed on redemptions of these shares will be calculated based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSC may be waived as described below.

        Contact Heritage at (800) 421-4184 or your financial advisor for a prospectus of the Heritage Mutual Funds.

        CLASS B SHARES. You may purchase Class B shares at net asset value with no initial sales charge. As a result, the entire amount of your purchase is invested immediately. However, if you sell shares within 6 years of purchase, you may be required to pay a CDSC at the time of sale of up to 5.00%. You would not have to pay a CDSC when you sell your shares if you initially purchased Class B shares of the Money Market Fund and never exchanged those shares for Class B shares of another Heritage Mutual Fund. Class B shares are subject to ongoing Rule 12b-1 fees of up to 0.15% of their average daily net assets. This Rule 12b-1 fee is the same for Class A and Class C shares.

        If you choose to invest in Class B shares, you may pay a sales charge if you sell those shares within 6 years of purchase. The 6-year period is calculated based on the period of time Class B shares were held in another Heritage Mutual Fund; any time those shares were held in the Money Market Fund will not be counted for purposes of calculating the CDSC. The CDSC imposed on sales of Class B shares will be calculated by multiplying the original purchase cost or the current market value of the shares being sold, whichever is less, by the percentage shown on the following chart. The CDSC will decline at the anniversary of your purchase. The longer you hold the shares, the lower the rate of the CDSC. The CDSC may be waived as described below.

                   -------------------------------------------------------------

                        REDEMPTION DURING             CDSC ON SHARES BEING SOLD
                        -----------------             -------------------------
                        1st year                      5%
                        2nd year                      4%
                        3rd year                      3%
                        4th year                      3%
                        5th year                      2%
                        6th year                      1%
                        After 6 years                 0%
                   ----------------------------- -------------------------------

        CLASS C SHARES. You may purchase Class C shares at net asset value with no initial sales charge. As a result, the entire amount of your purchase is invested immediately. However, if you sell the shares less than 1 year after purchase, you may pay a CDSC at the time of sale of 1.00%. You would not have to pay a CDSC when you sell your shares if you initially purchased Class C shares of the Money Market Fund and never exchanged those shares for Class C shares of another Heritage Mutual Fund.

        The 1-year period is calculated based on the period of time Class C shares were held in another Heritage Mutual Fund; any time you held Class C shares of the Money Market Fund will not be counted for purposes of calculating the CDSC. The CDSC imposed on sales of Class C shares will be calculated based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSC may be waived as described below.

        Class C shares are subject to ongoing Rule 12b-1 fees of up to 0.15% of their average daily net assets. This Rule 12b-1 fee is the same for Class A and Class B shares. Class C shares do not convert to any other class of shares.

        SALES CHARGE REDUCTIONS AND WAIVERS
        -----------------------------------

        We offer ways to reduce or eliminate the CDSC on Class A, Class B and Class C shares. If you think you are eligible, contact Heritage or your financial advisor for further information.

        CDSC WAIVERS. The CDSC for Class A shares, Class B shares and Class C shares currently is waived if the shares are sold:

        o    to make certain distributions from retirement plans,
        o because of shareholder death or disability (including shareholders who own shares in joint tenancy with a spouse),
        o to make payments through certain sales from a Systematic Withdrawal Plan of up to 12% annually of the account balance at the beginning of the plan, or
        o to close out shareholder accounts that do not comply with the minimum balance requirements.

        REINSTATEMENT PRIVILEGE. If you sell shares of a Heritage mutual fund, you may reinvest some or all of the sales proceeds up to 90 days later in the same share class of any Heritage mutual fund without incurring additional sales charges. If you paid a CDSC, the reinvested shares will have no holding period requirement. You must notify your fund if you decide to exercise this privilege.

INVESTMENT PROGRAMS
-------------------

        The options below allow you to invest continually in either fund at regular intervals.

        SYSTEMATIC INVESTMENT OPTIONS
        -----------------------------

        1. Automatic Investing -- You may authorize the Manager to process a monthly draft from your personal checking account for investment into either fund. The draft is returned by your bank the same way a canceled check is returned.

        2. Direct Deposit -- If your employer participates in a direct deposit program (also known as ACH Deposits) you may have all or a portion of your payroll directed to either fund. This will generate a purchase transaction each time you are paid by your employer. Your employer will report to you the amount sent from each paycheck.

        3. Government Direct Deposit -- If you receive a qualifying periodic payment from the U.S. Government or other agency that participates in Direct Deposit, you may have all or a part of each check directed to purchase shares of either fund. The U.S. Government or agency will report to you all payments made.

        4. Automatic Exchange -- If you own shares of another Heritage Mutual Fund, you may elect to have a preset amount redeemed from that fund and exchanged into the corresponding class of shares of either fund. You will receive a statement from the other Heritage Mutual Fund confirming the redemption.

        You may change or terminate any of the above options at any time.

        RETIREMENT PLANS (MONEY MARKET FUND ONLY)
        -----------------------------------------

        HERITAGE IRA. An individual who earns compensation and has not reached age 70 1/2 before the close of the year generally may establish a Heritage individual retirement account ("IRA"). An individual may make limited contributions to a Heritage IRA through the purchase of shares of the Money Market Fund and/or other Heritage Mutual Funds. The Internal Revenue Code of 1986, as amended (the "Code"), limits the deductibility of IRA contributions to taxpayers who are not active participants (and whose spouses are not active participants) in employer-provided retirement plans or who have adjusted gross income below a certain level; however, a married investor who is not an active participant in such a plan and files a joint income tax return with his or her spouse (and their combined adjusted gross income does not exceed $150,000) is not affected by the spouse's active participant status. Nevertheless, the Code permits other individuals to make nondeductible IRA contributions up to $2,000 per year (or $4,000, if such contributions also are made for a nonworking spouse and a joint return is filed). In addition, individuals whose earnings (together with their spouse's earnings) do not exceed a certain level may establish an "education IRA" and/or a "Roth IRA"; although contributions to these types of IRAs are nondeductible, withdrawals from them will not be taxable under certain circumstances. A Heritage IRA also may be used for certain "rollovers" from qualified benefit plans and from Section 403(b) annuity plans. For more detailed information on the Heritage IRA, please contact the Manager.

        Shares of the Money Market Fund may be purchased as an investment for Heritage Individual Retirement Account ("IRA") plans and Roth IRA plans. In addition, shares of that fund may be purchased as an investment for self-directed IRAs, defined contribution plans, Simplified Employee Pension Plans ("SEPs"), Savings Incentive Match Plans for Employees ("SIMPLEs") and other retirement plan accounts. It will not be advantageous to hold shares of the Municipal Fund in an IRA or other retirement plans.

        Shares of the Money Market Fund also may be used as the investment medium for qualified plans (defined benefit or defined contribution plans established by corporations, partnerships or sole proprietorships).

Contributions to qualified plans may be made (within certain limits) on behalf of the employees, including owner-employees, of the sponsoring entity.

REDEEMING SHARES
----------------

        SYSTEMATIC WITHDRAWAL PLAN
        --------------------------

        Shareholders may elect to make systematic withdrawals from a fund account of a minimum of $50 on a periodic basis. The amounts paid each period are obtained by redeeming sufficient shares from an account to provide the withdrawal amount specified. The Systematic Withdrawal Plan currently is not available for shares held in an IRA, Section 403(b) annuity plan, defined contribution plan, SEP or other retirement plan, unless the shareholder establishes to the Manager's satisfaction that withdrawals from such an account may be made without imposition of a penalty. Shareholders may change the amount to be paid without charge not more than once a year by written notice to the Distributor or the Manager.

        Redemptions will be made at net asset value determined as of the close of regular trading on the Exchange on a day of each month selected by the shareholder or a day of the last month of each period chosen by the shareholder, whichever is applicable. Systematic withdrawals of Class B shares may be charged a CDSC based on the amount of time such Class B shares were held in a Heritage Mutual Fund, excluding the time such shares were held in the Money Market Fund, which is deemed a B Share Holding Period. Systematic withdrawals of Class C shares may be charged a CDSC of 1% if such shares were held for less than one year, which is deemed a C Share Holding Period. If the Exchange is not open for business on that day, the shares will be redeemed at net asset value determined as of the close of regular trading on the Exchange on the preceding Business Day, minus any applicable CDSC for Class B shares and Class C shares. If a shareholder elects to participate in the Systematic Withdrawal Plan, dividends on all shares in the account must be reinvested automatically in fund shares. A shareholder may terminate the Systematic Withdrawal Plan at any time without charge or penalty by giving written notice to the Manager or the Distributor. Each fund, the Manager as transfer agent, and the Distributor also reserve the right to modify or terminate the Systematic Withdrawal Plan at any time.

        Withdrawal payments are treated as a sale of shares rather than as a dividend. These payments are taxable to the extent that the total amount of the payments exceeds the tax basis of the shares sold. If the periodic withdrawals exceed reinvested dividends, the amount of the original investment may be correspondingly reduced.

        A fund will not knowingly accept purchase orders from shareholders for additional shares if they maintain a Systematic Withdrawal Plan unless the purchase is equal to at least one year's scheduled withdrawals. In addition, a shareholder who maintains such a Plan may not make periodic investments under a fund's Automatic Investment Plan.

        TELEPHONE TRANSACTIONS
        ----------------------

        Shareholders may redeem shares by placing a telephone request to either fund. The Trust, Manager, Distributor and their Trustees, directors, officers and employees are not liable for any loss arising out of telephone instructions they reasonably believe are authentic. In acting upon telephone instructions, these parties use procedures that are reasonably designed to ensure that such instructions are genuine, such as (1) obtaining some or all of the following information: account number, name(s) and social security number(s) registered to the account, and personal identification; (2) recording all telephone transactions; and (3) sending written confirmation of each transaction to the registered owner. If the Trust, Manager, Distributor and their Trustees, directors, officers and employees do not follow reasonable procedures, some or all of them may be liable for any such losses.

        REDEMPTIONS IN KIND
        -------------------

        Each fund is obligated to redeem shares for any shareholder for cash during any 90-day period up to $250,000 or 1% of the fund's net asset value, whichever is less. Any redemption beyond this amount also will be in cash unless the Board determines that further cash payments will have a material adverse effect on remaining shareholders. In such a case, a fund will pay all or a portion of the remainder of the redemption in portfolio instruments, valued in the same way as the fund determines net asset value. The portfolio instruments will be selected in a manner that the Board deems fair and equitable. A redemption in kind is not as liquid as a cash redemption. If a redemption is made in kind, a shareholder receiving portfolio instruments and selling them before their maturity could receive less than the redemption value thereof and could incur certain transaction costs.

        RECEIVING PAYMENT
        -----------------

        If a request for redemption is received by a fund before the closing of regular trading on the Exchange (usually 4:00 p.m. Eastern time) on a day on which the Exchange is open for business, the shares will be redeemed at the net asset value per share determined as of 4:00 p.m. Eastern time, minus any applicable CDSC for Class B shares and Class C shares. Requests for redemption received by the fund after 4:00 p.m. Eastern time will be executed at the net asset value determined as of 4:00 p.m. Eastern time on the next trading day on the Exchange, minus any applicable CDSC for Class B shares and Class C shares.

        If shares of a fund are redeemed by a shareholder through the Distributor, a participating dealer or participating bank ("Financial Advisor"), the redemption is settled with the shareholder as an ordinary transaction. If a request for redemption is received in good order (as described below) before the close of regular trading on the Exchange, shares will be redeemed at the net asset value per share determined on that day, minus any applicable CDSC for Class B shares and Class C shares. Requests for redemption received after the close of regular trading on the Exchange will be executed on the next trading day. Payment for shares redeemed normally will be made by the fund to the Distributor or a Financial Advisor by the third day after the day the redemption request was made, provided that certificates for shares have been delivered in proper form for transfer to the fund or, if no certificates have been issued, a written request signed by the shareholder has been provided to the Distributor or a Financial Advisor prior to settlement date.

        Other supporting legal documents may be required from corporations or other organizations, fiduciaries or persons other than the shareholder of record making the request for redemption. Questions concerning the redemption of fund shares can be directed to the Distributor, a Financial Advisor or to the Manager.

        A redemption request will be considered to be received in "good order" if:

        o    the  number  or  amount  of  shares  and the  class of shares to be redeemed and shareholder account number have been indicated;
        o    any written request is signed by a shareholder and by all co-owners of the account with exactly the same name or names used in establishing the account;
        o any written request is accompanied by certificates representing the shares that have been issued, if any, and the certificates have been endorsed for transfer exactly as the name or names appear on the certificates or an accompanying stock power has been attached; and
        o the signatures on any written redemption request of $50,000 or more and on any certificates for shares (or an accompanying stock power) have been guaranteed by a national bank, a state bank that is insured by the FDIC, a trust company or by any member firm of the New York, American, Boston, Chicago, Pacific or Philadelphia Stock Exchanges. Signature guarantees also will be accepted from savings banks and certain other financial institutions that are deemed acceptable by Heritage, as transfer agent, under its current signature guarantee program.

        The Trust has the right to suspend redemption or postpone payment at times when the Exchange is closed (other than customary weekend or holiday closings) or during periods of emergency or other periods as permitted by the Securities and Exchange Commission. In the case of any such suspension, you may either withdraw your request for redemption or receive payment based upon the net asset value next determined, less any applicable CDSC, after the suspension is lifted. If a redemption check remains outstanding after six months, the Manager reserves the right to redeposit those funds into your account.

        APPLICATION OF CDSC
        -------------------

        To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these to meet your request, we will sell those shares that have the lowest CDSC. There is no CDSC on shares acquired through reinvestment of dividends and other distributions. However, any period of time you held Class B or Class C shares of the Money Market Fund will not be counted for purposes of calculating the CDSC. Class B shares and Class C shares of the Money Market Fund obtained through an exchange from another Heritage Mutual Fund are subject to any applicable CDSC due at redemption.

        The CDSC for Class A shares, Class B shares and Class C shares currently is waived for: (1) any partial or complete redemption in connection with a distribution without penalty under Section 72(t) of the Internal Revenue Code of 1986, as amended (the "Code"), from a qualified retirement plan, including a Keogh Plan or IRA upon attaining age 70 1/2; (2) any redemption resulting from a tax-free return of an excess contribution to a qualified employer retirement plan or an IRA; (3) any partial or complete redemption following death or disability (as defined in Section 72(m)(7) of the Code) of a shareholder (including one who owns the shares as joint tenant with his spouse) from an account in which the deceased or disabled is named, provided the redemption is requested within one year of the death or initial determination of disability;
(4) certain periodic redemptions under the Systematic Withdrawal Plan from an account meeting certain minimum balance requirements, in amounts representing certain maximums established from time to time by the Distributor (currently a maximum of 12% annually of the account balance at the beginning of the

Systematic Withdrawal Plan); or (5) involuntary redemptions by a Fund of Class A shares or Class B shares or Class C shares in shareholder accounts that do not comply with the minimum balance requirements. The Distributor may require proof of documentation prior to waiver of the CDSC described in sections (1) through
(4) above, including distribution letters, certification by plan administrators, applicable tax forms or death or physicians' certificates.

EXCHANGE PRIVILEGE
------------------

        Shareholders who have held Money Market Fund shares for at least 30 days may exchange some or all of their Class A shares, Class B shares or Class C shares for shares of the corresponding classes of any other Heritage Mutual Fund. Exchanges of Class A shares that have not been subject to a front-end sales charge will be subject to a sales charge upon exchange. No CDSC is imposed when Class B shares and Class C shares are exchanged for the corresponding class of shares of other Heritage Mutual Funds. All exchanges will be based on the respective net asset values of the Heritage Mutual Funds involved. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective net asset values as next determined following receipt by the Heritage Mutual Fund whose shares are being exchanged of (1) proper instructions and all necessary supporting documents as described in such fund's prospectus or (2) a telephone request for such exchange in accordance with the procedures set forth in the prospectus and below.

        Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange. For a discussion of limitation of liability of certain entities, see "Telephone Transactions."

        Telephone exchanges can be effected by calling the Manager at 800-421-4184 or by calling a Financial Advisor. In the event that a shareholder or his Financial Advisor is unable to reach the Manager by telephone, a telephone exchange can be effected by sending a telegram to Heritage Asset Management, Inc., attention: Shareholder Services. Telephone or telegram requests for an exchange received by a fund before 4:00 p.m. Eastern time will be effected at 4:00 p.m. Eastern time on that day. Requests for an exchange received after the close of regular trading will be effected on the Exchange's next trading day. Due to the volume of calls or other unusual circumstances, telephone exchanges may be difficult to implement during certain time periods.

CONVERSION OF CLASS B SHARES
----------------------------

        Class B shares of the Money Market Fund automatically will convert to Class A shares of that fund, based on the relative net asset values per share of the two classes (normally $1.00 for each Class), eight years after the end of the calendar month in which the shareholder's order to purchase the Class B shares was accepted. For these purposes the date of purchase order acceptance means (1) the date on which the Class B shares were issued or (2) for Class B shares obtained through an exchange, or a series of exchanges, the date on which the original Class B shares were issued. For purposes of conversion to Class A shares, Class B shares purchased through the reinvestment of dividends and other distributions paid in respect of Class B shares will be held in a separate sub-account. Each time any Class B shares in the shareholder's regular account (other than those in the sub-account) convert to Class A shares, a pro rata portion of the Class B shares in the sub-account also will convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class

B shares converting to Class A shares bears to the shareholder's total Class B shares not acquired through dividends and other distributions.

        The conversion feature is subject to the continuing availability of an opinion of counsel to the effect that the dividends and other distributions paid on Class A shares and Class B shares will not result in "preferential dividends" under the Code and the conversion of shares does not constitute a taxable event. If the conversion feature ceased to be available, the Class B shares would not be converted and would continue to be subject to the higher ongoing expenses of the Class B shares beyond eight years from the date of purchase. The Manager has no reason to believe that this condition for the availability of the conversion feature will not be met.

TAXES
-----

        Each fund is treated as a separate corporation for Federal tax purposes and intends to continue to qualify for favorable tax treatment as a regulated investment company under the Code ("RIC"). To do so, a fund must distribute annually to its shareholders at least 90% of its investment company taxable income (generally, taxable net investment income and net short-term capital gain, if any, determined without regard to the dividends-paid deduction) plus, in the case of the Municipal Fund, its net interest income excludable from gross income under section 103(a) of the Code, and must meet several additional requirements. With respect to each fund, these requirements include the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities, or other income derived with respect to its business of investing in securities; (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund's total assets; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

        By qualifying for treatment as a RIC, a fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income that it distributes to its shareholders. If either fund failed to qualify for treatment as a RIC for any taxable year, it would be taxed on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and the shareholders would treat all those distributions, including distributions that otherwise would qualify as "exempt-interest dividends" described in the following paragraph, as dividends (that is, ordinary income) to the extent of the fund's earnings and profits. In addition, a fund could be required to pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

        Interest on indebtedness incurred or continued by a shareholder to purchase or carry Municipal Fund shares is not deductible for Federal income tax purposes.

        Dividends paid by the Municipal Fund will qualify as "exempt-interest dividends," and thus will be excludable from gross income by its shareholders, if it satisfies the additional requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under section 103(a); the Municipal Fund intends to continue to satisfy this requirement. The aggregate amount designated for any year by the Municipal Fund as exempt-interest dividends may not exceed its excludable interest for the year less certain amounts disallowed as deductions.

        Tax-exempt interest attributable to certain private activity bonds ("PABs") (including, in the case of the Municipal Fund, a proportionate part of the exempt-interest dividends it pays) is an item of tax preference for purpose of the AMT. Exempt-interest dividends received by a corporate shareholder also may be indirectly subject to the AMT without regard to whether the Municipal Fund's tax-exempt interest was attributable to those bonds. Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by PABs or industrial development bonds ("IDBs") should consult their tax advisers before purchasing shares of the Municipal Fund because, for users of certain of these facilities, the interest on those bonds is not exempt from Federal income tax. For these purposes, the term "substantial user" is defined generally to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of PABs or IDBs.

        Up to 85% of social security and railroad retirement benefits may be included in taxable income for recipients whose adjusted gross income (including income from tax-exempt sources such as the Municipal Fund) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends from the Municipal Fund still are tax-exempt to the extent described above; they are only included in the calculation of whether a recipient's income exceeds the established amounts.

        If the Municipal Fund invests in any instruments that generate taxable income, under the circumstances described in the Prospectus, the portion of any dividend attributable to the interest earned thereon will be taxable to that fund's shareholders as ordinary income to the extent of its earnings and profits, and only the remaining portion will qualify as an exempt-interest dividend. Moreover, if the Municipal Fund realizes capital gain as a result of market transactions, any distribution of that gain will be taxable to its shareholders. There also may be collateral Federal income tax consequences regarding the receipt of tax-exempt dividends by shareholders such as S corporations, financial institutions, and property and casualty insurance companies. A shareholder falling into any of these categories should consult its tax adviser concerning its investment in shares of the Municipal Fund.

        The exemption of certain interest income for Federal income tax purposes does not necessarily result in exemption thereof under the income or other tax laws of any state or local taxing authority. A shareholder of the Municipal Fund may be exempt from state and local taxes on distributions of interest income derived from obligations of the state and/or municipalities of the state in which he or she is a resident, but generally will be taxed on income derived from obligations of other jurisdictions.

        Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary (taxable) income for that year and its capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

        Shareholders (except for qualified retirement plans and accounts and other tax-exempt investors in the Money Market Fund) will be subject to Federal income tax on taxable dividends whether received as cash or in additional fund shares. No portion of any dividend paid by either fund is eligible for the dividends-received deduction available to corporations. Because each fund invests primarily for income and normally holds portfolio instruments to maturity, neither fund is expected to realize long-term capital gains. Shareholders should consult their own tax advisers regarding the status of their investment in either fund under state and local tax laws.

SHAREHOLDER INFORMATION
-----------------------

        Each share of a fund gives the shareholder one vote in matters submitted to shareholders for a vote, except that, in matters affecting only one fund, only shares of that fund are entitled to vote. Each class of shares of the Money Market Fund has equal voting rights, except that, in matters affecting only a particular class, only shares of that class are entitled to vote. As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust's or a fund's operation and for the election of Trustees under certain circumstances. Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting of shareholders shall be called by the Trustees upon the written request of shareholders owning at least 10% of the Trust's outstanding shares.

TRUST INFORMATION
-----------------

        MANAGEMENT OF THE TRUST
        -----------------------

        BOARD OF TRUSTEES. The business affairs of each fund are managed by or under the direction of the Trust's Board. The Trustees are responsible for managing the funds' business affairs and for exercising all the funds' powers except those reserved to the shareholders. A Trustee may be removed by the other Trustees or a two-thirds vote of the outstanding Trust's shares.

        BACKGROUND OF TRUSTEES AND OFFICERS. Trustees and officers are listed below with their addresses, principal occupations and present positions, including any affiliation with Raymond James Financial, Inc. ("RJF"), Raymond James & Associates, Inc. ("RJA") or the Manager.

                              POSITION
                              WITH THE             PRINCIPAL OCCUPATION
                   NAME         TRUST             DURING PAST FIVE YEARS
                   ----       ----------          ----------------------

Thomas A. James *(58)          Trustee     Chairman of the Board since 1986 and
880 Carillon Parkway                       Chief Executive Officer since 1969
St. Petersburg, FL  33716                  of RJF; Chairman of the Board of RJA
                                           since 1986; Chairman of the Board of
                                           Eagle Asset Management, Inc.
                                           ("Eagle") since 1984 and Chief
                                           Executive Officer of Eagle, 1994 to
                                           1996.

                              POSITION
                              WITH THE             PRINCIPAL OCCUPATION
                   NAME         TRUST             DURING PAST FIVE YEARS
                   ----       ----------          ----------------------

Richard K. Riess *(51)        President    Executive Vice President and
880 Carillon Parkway          nd Trustee   Managing Director for Asset
St. Petersburg, FL  33716                  Management of RJF since 1998, Chief
                                           Executive Officer of
                                           Eagle   since  1996,
                                           President  of Eagle,
                                           1995 to 2000,  Chief
                                           Operating Officer of
                                           Eagle, 1988 to 1995.

Donald W. Burton *(56)         Trustee     President of South Atlantic Capital
614 W. Bay Street                          Corporation (venture capital) since
Suite 200                                  1981.
Tampa, FL  33606

C. Andrew Graham (60)          Trustee     Vice President of Financial Designs
Financial Designs, Ltd.                    Ltd. since 1992.
1700 Lincoln Street
Denver, CO  80203

David M. Phillips (62)         Trustee     Chairman and Chief Executive Officer
World Trade Center Chicago                 of CCC Information Services, Inc.
444 Merchandise Mart                       since 1994 and of InfoVest
Chicago, IL  60654                         Corporation (information services to
                                           the insurance and auto industries
                                           and consumer households) since 1982.

Eric Stattin (67)              Trustee     Litigation Consultant/ Expert
1975 Evening Star Drive                    Witness and private investor since
Park City, Utah 84060                      1988.

James L. Pappas (57)           Trustee     Lykes Professor of Banking and
16303 Villarreal de Avila                  Finance since 1986 at University of
Tampa, FL  33613                           South Florida; Dean of College of
                                           Business Administration 1987 to 1996.

K.C. Clark (42)               Executive    Executive Vice President and Chief
880 Carillon Parkway            Vice       Operating Officer of Heritage Mutual
St. Petersburg, FL  33716     President    Funds since 2000; Senior Vice
                                 and       President - Operations and
                              Principal    Administration of Heritage Mutual
                              Executive    Funds, 1998 to 2000; Vice President
                               Officer     - Operations and Administration  of
                                           Heritage Mutual Funds, 1993 to 1998.

                              POSITION
                              WITH THE             PRINCIPAL OCCUPATION
                   NAME         TRUST             DURING PAST FIVE YEARS
                   ----       ----------          ----------------------

H. Peter Wallace (54)           Vice       Senior Vice President and Director
880 Carillon Parkway          President    of Fixed Income Investments of the
St. Petersburg, FL  33716]                 Manager since 1993.

Donald H. Glassman (43)       Treasurer    Treasurer of the Manager since 1989;
880 Carillon Parkway                       Treasurer of Heritage Mutual Funds
St. Petersburg, FL  33716                  since 1989.

Clifford J. Alexander (57)    Secretary    Partner, Kirkpatrick & Lockhart LLP
1800 Massachusetts Ave.                    (law firm).
Washington, DC  20036

Robert J. Zutz (47)           Assistant    Partner, Kirkpatrick & Lockhart LLP
1800 Massachusetts Ave.       Secretary    (law firm).
Washington, DC  20036

------------------

* These Trustees are "interested persons" as defined in section 2(a)(19) of the 1940 Act.

        The Trustees and officers of the Trust, as a group, own less than 1% of the funds' shares outstanding. The Trust's Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

        The Trust currently pays Trustees who are not employees of the Manager or its affiliates $2,769 annually and $462 per meeting of the Board. Trustees also are reimbursed for any expenses incurred in attending meetings. Because the Manager performs substantially all of the services necessary for the operation of the Trust, the Trust requires no employees. No officer, director or employee of the Manager receives any compensation from the Trust for acting as a director or officer. The following table shows the compensation earned by each Trustee for the calendar year ended December 31, 2000.


                                             COMPENSATION TABLE
                                                 PENSION OR                       TOTAL COMPENSATION
      NAME OF PERSON,          AGGREGATE         RETIREMENT         ESTIMATED     FROM THE TRUST AND
         POSITION            COMPENSATION     BENEFITS ACCRUED       ANNUAL       THE HERITAGE FAMILY
         --------           FROM THE TRUST     AS PART OF THE     BENEFITS UPON        OF FUNDS*
                            --------------    TRUST'S EXPENSES     RETIREMENT      PAID TO TRUSTEES
                                              ----------------     ----------      ----------------

 Donald W. Burton, Trustee     $3,000.00             $0                $0               $19,500
 C. Andrew Graham, Trustee     $3,333.22             $0                $0               $21,666




                                       26

                                             COMPENSATION TABLE (Cont'd)

                                                 PENSION OR                       TOTAL COMPENSATION
      NAME OF PERSON,          AGGREGATE         RETIREMENT         ESTIMATED     FROM THE TRUST AND
         POSITION            COMPENSATION     BENEFITS ACCRUED       ANNUAL       THE HERITAGE FAMILY
         --------           FROM THE TRUST     AS PART OF THE     BENEFITS UPON        OF FUNDS*
                            --------------    TRUST'S EXPENSES     RETIREMENT      PAID TO TRUSTEES
                                              ----------------     ----------      ----------------

 Thomas A. James, Trustee         $0                 $0                $0                 $0
 James L. Pappas, Trustee      $3,333.22             $0                $0               $21,666
 David M. Phillips,            $3,000.00             $0                $0               $19,500
 Trustee
 Richard K. Riess, Trustee        $0                 $0                $0                 $0
 Eric Stattin, Trustee         $3,333.28             $0                $0               $21,666

------------------

* The Heritage Mutual Funds consist of five separate registered investment companies, including the Trust.

        FIVE PERCENT SHAREHOLDERS
        -------------------------

        As of December 15, 2000, the following shareholders owned of record, or were known by the Trust to own beneficially, five percent or more of the outstanding Class B or Class C shares of the Money Market Fund. There were no shareholders who owned of record or were know by the Trust to own beneficially five percent or more of the outstanding Class A shares of either Fund.

CLASS B SHARES:                                 CLASS C SHARES:

Jose A. Gimenez     6.7%                        Ronald J. Bowers     10.1%
And Juani B. Gimenez                            GDN Giles A. Hosch
JT/WROS                                         P.O. Box 4407
P.O. Box 677                                    Salisbury, North Carolina 28145
Corozal, Puerto Rico 00783

Peggy Jane Schacht and Roy A. Schacht TRSTE  6.8%
For Peggy J. Schacht Living Trust
UA DID 10/27/92
P.O. Box 201
Aguada, Puerto Rico 00602

Raymond James Associates Inc. CSDN     22.1%
CUST Paul S. Tyler IRA
83 Murillo Lane
Hot Springs Village, Arizona 71909

Raymond James Associates Inc.     5.5%
CUST Henry A. Pickard IRA
520 Earlston Road
Kenilworth, Illinois  600431015

        INVESTMENT ADVISER AND ADMINISTRATOR; SUBADVISER

        The funds' investment adviser and administrator, Heritage Asset Management, Inc., was organized as a Florida corporation in 1985. All the capital stock of the Manager is owned by RJF. RJF is a holding company that, through its subsidiaries, is engaged primarily in providing customers with a wide variety of financial services in connection with securities, limited partnerships, options, investment banking and related fields.

        Under an Investment Advisory and Administration Agreement ("Advisory Agreement") dated November 13, 1985, as amended April 22, 1992, between the Trust, on behalf of the Money Market Fund and the Municipal Fund, the Manager provides each fund with investment advice and portfolio management services as well as administers the fund's noninvestment affairs.

        The Manager also is obligated to furnish the funds with office space, administrative, and certain other services as well as executive and other personnel necessary for the operation of the funds. The Manager and its affiliates also pay all the compensation of those Trustees of the Trust who are employees of the Manager and its affiliates. The funds pay all of their other expenses that are not assumed by the Manager. The funds also are liable for such nonrecurring expenses as may arise, including litigation to which the funds may be a party. The funds also may have an obligation to indemnify Trustees of the Trust and its officers with respect to any such litigation.

        The Advisory Agreement was approved by the Board (including all of the Trustees who are not "interested persons" of the Manager, as defined under the 1940 Act) and by the shareholders of each fund in compliance with the 1940 Act. Each Agreement provides that it will be in force for an initial two-year period and it must be approved each year thereafter by (1) a vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not "interested persons" of the Manager or the applicable fund, and by (2) the majority vote of either the full Board or the vote of a majority of the outstanding shares of each fund. The Agreement automatically terminates on assignment, and is terminable on not more than 60 days' written notice by a fund to the Manager. In addition, the Advisory Agreement may be terminated on not less than 60 days' written notice by the Manager to a fund. In the event the Manager ceases to be the manager of a fund or the Distributor ceases to be principal distributor of fund shares, the right of a fund to use the identifying name of "Heritage" may be withdrawn.

        The Manager shall not be liable to either fund or any shareholder for anything done or omitted by them, except acts or omissions involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties imposed upon the Manager by the Advisory Agreement or for any loss that may be sustained in the purchase, holding or sale of any security.

        All of the officers of the Trust except for Messrs. Alexander and Zutz are officers or directors of the Manager or its affiliates. These relationships are described under "Management of the Funds."

        ADVISORY AND ADMINISTRATION FEE. The annual investment advisory and administration fee paid monthly by each fund to the Manager is based on each fund's average daily net assets as shown in the charts below.

               MONEY MARKET FUND                                  MUNICIPAL FUND
-------------------------------------------------------------------------------------------------
                           Advisory Fee as % of                            Advisory Fee as % of
Average Daily Net Assets    Average Daily Net     Average Daily Net         Average Daily Net
                                  Assets          Assets                          Assets
-------------------------------------------------------------------------------------------------
First $500 million                .500%           First $250 million              .500%
Second $500 million               .475%           Second $250 million             .475%
Third $500 million                .450%           Third $250 million              .450%
Fourth $500 million               .425%           Fourth $250 million             .425%
Fifth $500 million                .400%           Over $1 billion                 .400%
Over $2.5 billion                 .375%
-------------------------------------------------------------------------------------------------

        The Manager has voluntarily agreed to waive management fees to the extent that the Money Market Fund Class A, Class B and Class C expenses exceed
 .74% of the average daily net assets attributable to that class for the fiscal year ending August 31, 2001. The Manager also has agreed to waive its fees for Class A shares of the Municipal Fund to the extent that expenses exceed .74% of the average daily net assets attributable to that class for the fiscal year ending August 31, 2001.

        For the three fiscal years ended August 31, 1998, 1999 and 2000, the Manager earned from the Money Market Fund fees of $10,209,544, $12,586,737 and $16,121,722, respectively. For the three fiscal years ended August 31, 1998, 1999 and 2000, the Manager earned from the Municipal Fund fees of $2,380,492, $2,834,414 and $3,582,847, respectively. The Manager also may recover advisory fees waived in the two previous years. The Manager reserves the right to discontinue any voluntary waiver of its fees or reimbursement to a fund in the future.

        The Manager and the Distributor also are authorized to use the fees paid to them by each fund to compensate third parties who agree to provide administrative or shareholder services to the funds. The Manager also pays potentially substantial compensation to the Distributor and/or participating dealers or banks for providing certain administrative or shareholder services to each fund, including services rendered by such parties in connection with the use of funds as brokerage account "sweep" investments.

        CLASS SPECIFIC EXPENSES. The Money Market Fund may determine to allocate certain of its expenses (in addition to distribution fees) to the specific classes of the Money Market Fund's shares to which those expenses are attributable.

        INVESTMENT SUBADVISER. Alliance Capital Management L.P. has been retained, under an investment subadvisory agreement (the "Subadvisory Agreement") dated April 22, 1992 with the Manager, as the Municipal Fund's investment subadviser. Under the Subadvisory Agreement, the Subadviser receives fees payable by the Manager equal to .125% of the fund's average daily net assets up to $100 million, .10% of average daily net assets from $100 million to $250 million and .05% of average daily net assets exceeding $250 million.

        The Subadvisory Agreement will continue in force if its continuance is approved at least annually by (1) a vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not "interested persons" of the Trust or the Subadviser, and by (2) the majority vote of either the full Board or the vote of a majority of the outstanding shares of the Municipal Fund. The Subadvisory Agreement automatically terminates on assignment, and is terminable (1) on not more than 60 days' written notice by the Trust to the Manager and Subadviser, (2) on not less than 60 days' written notice by the Manager to the Subadviser and (3) on not less than 90 days' notice by the Subadviser to the Manager.

        The Subadviser shall not be liable to the Trust, the Manager or any shareholder for anything done or omitted by them, except acts or omissions involving willful misfeasance, bad faith, negligence or reckless disregard of the duties imposed upon the Subadviser by the Subadvisory Agreement.

        For the three fiscal years ended August 31, 1998, 1999 and 2000, the Subadviser earned $394,220, $444,111 and $527,908, respectively, in investment subadvisory fees from the Manager.

        PORTFOLIO TRANSACTIONS
        ----------------------

        Most purchases and sales of portfolio investments will be with the issuer or with major dealers in money market instruments acting as principal. Thus, the funds do not expect to pay significant brokerage commissions because money market instruments generally are traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission. In transactions with underwriters, the price paid by the fund includes a disclosed, fixed commission or discount retained by the underwriter. There generally is no stated commission in the case of securities purchased from or sold to dealers, but the prices of such securities usually include an undisclosed dealer's mark-up or mark-down. The Manager or Subadviser will place all orders for the purchase and sale of portfolio securities for the funds and will buy and sell securities for the funds through a substantial number of brokers and dealers. In doing so, the Manager or the Subadviser will use its best efforts to obtain for the funds the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. Best execution, however, does not mean that a fund necessarily will be paying the lowest price or spread available. Rather the Manager or Subadviser also will take into account such factors as size of the transaction, the nature of the market for the security, the amount of commission, if any, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

        The  Trustees  may direct  Heritage  or the  subadvisers  to  allocate a certain amount of commission business from certain funds to certain broker-dealers as consideration for the annual renewal of certain data provided by Lipper Analytical Securities Corporation (which provides information useful to the Trustees in reviewing the relationships among the funds, Heritage and the subadvisers).

        Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Board may determine, the Manager or Subadviser may consider sales of shares of the funds (and, if permitted by law, of other Heritage Mutual Funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the funds.

        DISTRIBUTION OF SHARES
        ----------------------

        DISTRIBUTOR. Raymond James & Associates, Inc., P.O. Box 33022, St. Petersburg, Florida, 33733, serves as distributor of the funds' shares.

        The Distributor and Financial Advisors with whom the Distributor has entered into dealer agreements offer shares of the funds as agents on a best efforts basis and are not obligated to sell any specific amount of shares. Pursuant to its Distribution Agreements with the funds, the Distributor bears the cost of making information about the funds available through advertising, sales literature and other means, the cost of printing and mailing prospectuses to persons other than shareholders, and salaries and other expenses relating to selling efforts. The funds pay the cost of registering and qualifying their shares under state and federal securities laws and typesetting of their
prospectuses   and   printing   and   distributing   prospectuses   to  existing
shareholders.

        As compensation for the services provided and expenses borne by the Distributor pursuant to a Distribution Agreement, each class of each fund will pay the Distributor a distribution fee in accordance with the Distribution Plan described below. The distribution fee is accrued daily and paid monthly, and currently is equal on an annual basis to 0.15% of average daily net assets of each class of each fund. For the fiscal year ended August 31, 2000, these fees amounted to $5,694,528 for the Class A shares of Money Market Fund and $1,133,042 for Class A shares of the Municipal Fund. For the same period, these fees amounted to $1,206 and $3,054, respectively, for the Class B shares and Class C shares of the Money Market Fund. All of these fees were used by the funds for payments to the Distributor.

        In reporting amounts expended for the Money Market Fund under the Distribution Plan to the Board, the Distributor will allocate expenses attributable to the sale of Class A shares, Class B shares and Class C shares to the applicable class based on the ratio of sales of shares of that class to the sales of all Money Market Fund shares. The fees paid by one class of shares will not be used to subsidize the sale of any other class of shares.

        The Trust has adopted a separate Distribution Plan on behalf of each class of each fund ("Class A Plan," "Class B Plan" and "Class C Plan," each a "Plan") that, among other things, permits each fund to pay the Distributor the monthly distribution fee out of its net assets. The Class A and Class C Plans were approved by the initial shareholder of each fund. The Class B Plan was approved upon the offering of Class B shares, January 2, 1998. In addition, the Board, including a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or the Distribution Agreement (the "Independent Trustees"), approved each Plan after determining that there is a reasonable likelihood that the Plan will benefit the fund and its shareholders by enabling the fund to increase its assets and thereby realize economies of scale and its diversification goals.

        Each Plan may be terminated by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of the funds. The Board reviews quarterly a written report of Plan costs and the purposes for which such costs have been incurred. A Plan may be amended by vote of the Board, including a majority of the votes of the Independent Trustees cast in person at a meeting called for such purpose. Any change in a Plan that would materially increase the distribution cost to a class of a fund requires shareholder approval of that class.

        The Distribution Agreement may be terminated at any time on 60 days' written notice without payment of any penalty by either party. The Trust may effect such termination by vote of a majority of the outstanding voting securities of the Trust or by vote of a majority of the Independent Trustees. For so long as either the Class A Plan, Class B Plan or the Class C Plan is in effect, selection and nomination of the Independent Trustees shall be committed to the discretion of such disinterested persons.

        The Distribution Agreement and each of the above-referenced Plans will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (1) by the vote of a majority of the Independent Trustees and (2) by the vote of a majority of the entire Board cast in person at a meeting called for that purpose.

        ADMINISTRATION OF THE FUNDS
        ---------------------------

        ADMINISTRATIVE, FUND ACCOUNTING AND TRANSFER AGENT SERVICES. The Manager, subject to the control of the Board, will manage, supervise and conduct the administrative and business affairs of the funds; furnish office space and equipment; oversee the activities of the Subadviser and State Street Bank and Trust Company, the funds' custodian; and pay all salaries, fees and expenses of those officers and Trustees of the Trust who are affiliated with the Manager. The Manager also will provide certain shareholder servicing activities for customers of the funds.

        The Manager also is the fund accountant and transfer and dividend disbursing agent for each fund. Each fund pays the Manager the Manager's cost plus ten percent for its services as fund accountant and transfer and dividend disbursing agent. For the three fiscal years ended August 31, 1998, 1999 and 2000, the Manager earned $42,357, $52,415 and $54,133, respectively, from the Money Market Fund for its services as fund accountant. For the three fiscal years ended August 31, 1998, 1999 and 2000, the Manager earned $45,923, $50,104 and $58,516, respectively, for such services from the Municipal Fund.

        CUSTODIAN. State Street Bank and Trust Company, P.O. Box 1912, Boston, Massachusetts 02105, serves as custodian of the funds' assets and provides portfolio accounting and certain other services.

        LEGAL COUNSEL. Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036, serves as counsel to the Trust.

        INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS. PricewaterhouseCoopers LLP, 400 North Ashley Street, Suite 2800, Tampa, Florida 33602, are the independent certified public accountants for the Trust. The Financial Statements of the funds that appear in this SAI have been audited by PricewaterhouseCoopers LLP and are included herein in reliance upon the reports of said firm of accountants, which is given upon their authority as experts in accounting and auditing.

        POTENTIAL LIABILITY
        -------------------

        Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust. These documents require notice of this disclaimer to be given in each agreement, obligation or instrument the Trust or its Board enters into or signs. In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

                                    APPENDIX

DESCRIPTION OF SECURITIES RATINGS
---------------------------------

        COMMERCIAL PAPER
        ----------------

        MOODY'S. Moody's evaluates the salient features that affect a commercial paper issuer's financial and competitive position. Its appraisal includes, but is not limited to, the review of such factors as: quality of management, industry strengths and risks, vulnerability to business cycles, competitive position, liquidity measurements, debt structure, operating trends and access to capital markets. Differing degrees of weight are applied to these factors as deemed appropriate for individual situations.

        Commercial paper issuers rated "Prime-1" are judged to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk. Margins of support for current indebtedness are large or stable with cash flow and asset protection well assured. Current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protection elements may change over the intermediate or long term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations. Issuers in the commercial paper market rated "Prime-2" are of high quality. Protection for short-term note holders is issued with liquidity and value of current assets as well as cash generation in sound relationship to current indebtedness. They are rated lower than the best commercial paper issuers because margins of protection may not be as large or because fluctuations of protective elements over the near or intermediate term may be of greater amplitude. Temporary increases in relative short and overall debt charge may occur. Alternate means of financing remain assured.

        STANDARD & POOR'S. S&P describes its highest ("A") rating for commercial paper as follows, with the numbers 1, 2, and 3 being used to denote relative strength within the "A" classification. Liquidity ratios are adequate to meet cash requirements. Long-term senior debt rating should be "A" or better; in some instances "BBB" credits may be allowed if other factors outweigh the "BBB." The issuer should have access to at least two additional channels of borrowing. Basic earnings and cash flow should have an upward trend, with allowances made for unusual circumstances. Typically, the issuer's industry should be well established and the issuer should have a strong position within its industry. The reliability and quality of management should be unquestioned.

        CORPORATE DEBT
        --------------

        MOODY'S. Moody's describes its investment grade highest ratings for corporate bonds as follows: Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in Aaa securities.


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


        STANDARD & POOR'S. S&P describes its investment grade ratings for corporate bonds as follows: Ratings of AAA are the highest assigned by S&P to debt obligations and indicate an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high quality obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

DESCRIPTION OF MUNICIPAL SECURITIES
-----------------------------------

        Municipal Notes generally are used to provide for short-term capital needs and usually have maturities of one year or less. They include the following:

        Project Notes, which carry a U.S. Government guarantee, are issued by public bodies ("local issuing agencies") created under the laws of a state, territory or U.S. possession. They have maturities that range up to one year from the date of issuance. Project Notes are backed by an agreement between the local issuing agency and the Federal Department of Housing and Urban Development. These Notes provide financing for a wide range of financial assistance programs for housing, redevelopment, and related needs (such as low-income housing programs and renewal programs).

        Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of, and are payable from, seasonal tax revenues, such as income, sales, use and business taxes.

        Revenue Anticipation Notes are issued in expectation of receipt of other types of revenues, such as Federal revenues available under the Federal Revenue Sharing Programs.

        Bond Anticipation Notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

        Construction Loan Notes are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under the Federal National Mortgage Association or the Government National Mortgage Association.

        Tax-Exempt Commercial Paper is a short-term obligation with a stated maturity of 365 days or less. It is issued by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

        Municipal Bonds, which meet longer-term capital needs and generally have
maturities   of  more  than  one  year  when   issued,   have  three   principal
classifications:

        General Obligation Bonds are issued by such entities as states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind General Obligation Bonds is the issuer's



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

pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

        Revenue Bonds generally are secured by the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue Bonds are issued to finance a wide variety of capital projects including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Many of these Bonds provide additional security in the form of a debt service reserve fund to be used to make principal and interest payments. Housing authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

        Industrial Development Bonds are considered municipal bonds if the interest paid thereon is exempt from Federal income tax and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These Bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such Bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment.




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


DESCRIPTION OF MUNICIPAL SECURITIES RATINGS
-------------------------------------------

MOODY'S
-------

        Municipal Bonds that are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make long-term risks appear somewhat larger than in Aaa securities.

        Municipal Notes. Moody's ratings for state and municipal notes and other short-term obligations are designated Moody's Investment Grade ("MIG") and for variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). This distinction is in recognition of the differences between short-term credit risk and long-term credit risk. Notes bearing the designation MIG-1 or VMIG-1 are of the best quality, enjoying strong protection from established cash flows for their servicing or from established and broad-based access to the market for refinancing, or both. Notes bearing the designation MIG-2 or VMIG-2 are judged to be of high quality, with margins of protection ample although not so large as in the preceding group.

STANDARD & POOR'S
-----------------

        Municipal Bonds rated AAA by S&P are the highest grade obligations. This rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

        Municipal Notes. Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1, -2, or -3) by S&P to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation SP-1+.





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



        REPORTS OF THE INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS & FINANCIAL STATEMENTS

        The Reports of Independent Certified Public Accountants and Financial Statements are incorporated herein by reference from each Fund's Annual Report to Shareholders for the fiscal year ended August 31, 2000, filed with the Securities and Exchange Commission on October 26, 2000, Accession No. 0000950144-00-012625 (Money Market Fund) and Accession No. 0000950144-00-012627
(Municipal Fund).







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